UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 17, 2019

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

620 Memorial Drive, 2nd Floor, Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed on August 27, 2019, Scholar Rock Holding Corporation announced that Rhonda Chicko, its Chief Financial Officer, is leaving Scholar Rock Holding Corporation and Scholar Rock, Inc., a subsidiary of Scholar Rock Holding Corporation (collectively, the “Company”), effective September 30, 2019 (the “Departure Date”), to pursue other opportunities.

On September 17, 2019, the Company and Ms. Chicko executed a separation agreement and general release (the “Separation Agreement”). Pursuant to the Separation Agreement, for a nine-month period following the Departure Date, Ms. Chicko will receive salary continuation payments. Ms. Chicko will also provide consulting services to the Company for a period of time following the Departure Date. She will be entitled to receive a one-time payment of up to 100% of her target bonus for 2019 based on the achievement by the Company of its 2019 corporate objectives, as determined by the Company’s Board of Directors, to be paid at the time the Company customarily pays its annual bonuses. Pursuant to the terms of a certain stock option agreement with a grant date of April 3, 2018 by and between Ms. Chicko and the Company (the “Initial Stock Option Agreement”), on the Departure Date, any of Ms. Chicko’s unvested equity in the Company granted to her pursuant to the Initial Stock Option Agreement will be fully accelerated and become vested. In addition, Ms. Chicko will have 180 days following the date when Ms. Chicko is no longer subject to the Company’s Statement of Company Policy on Insider Trading and Disclosure to exercise any option to purchase shares of the Company’s common stock. The above summary is not complete and is qualified in its entirety by the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated as of September 17, 2019, by and between Scholar Rock, Inc. and Rhonda Chicko.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: September 23, 2019	By:	/s/ Junlin Ho
Junlin Ho
Vice President, Head of Corporate Legal